Exhibit 99.1

Zentalis Pharmaceuticals Appoints James B. Bucher, JD, as Chief Legal Officer and Corporate Secretary

Seasoned life sciences legal executive brings extensive public company experience, including broad strategic and financial transaction expertise

SAN DIEGO — August 26, 2025 — Zentalis® Pharmaceuticals, Inc. (Nasdaq: ZNTL), a clinical-stage biopharmaceutical company developing a potentially first-in-class and best-in-class WEE1 inhibitor for patients with ovarian cancer and other tumor types, today announced the appointment of James B. Bucher, JD, as Chief Legal Officer and Corporate Secretary, effective September 18, 2025. Andrea Paul, who has served as Zentalis’ Chief Legal Officer and Corporate Secretary since 2022, will be departing the company to join the partnership of a large, international law firm.

Mr. Bucher brings over 30 years of legal experience in the life sciences sector, including significant expertise in corporate strategy, corporate governance, capital raising, securities law compliance, licensing and mergers and acquisitions. Most recently, he served as Chief Legal Officer at Harpoon Therapeutics, where he played a pivotal role in orchestrating the company's acquisition by Merck, known as MSD outside the United States and Canada, in 2024.

"We are excited to welcome Jim Bucher, whom I had the privilege of working with at Harpoon Therapeutics, to lead our legal and compliance functions as we advance our registration-intent clinical trials. Jim's extensive experience in life sciences transactions across the spectrum of drug development and commercial readiness, and public company matters, combined with our proven ability to work together effectively, will be instrumental as we advance azenosertib in ovarian cancer and continue to build shareholder value,” said Julie Eastland, Chief Executive Officer of Zentalis. "Andrea has been an invaluable member of our leadership team, providing exceptional legal guidance and counsel that has been instrumental in positioning azenosertib for future success. We wish her all the best as she transitions to her new firm.”

"It has been a privilege to work with the talented team at Zentalis and to contribute to the Company’s development of azenosertib, a drug candidate that has the potential to be an important treatment option for patients with ovarian cancer," said Ms. Paul. "I am confident that Jim will be an excellent addition to the leadership team and will provide outstanding legal counsel as the company continues to progress clinical development and grow. I look forward to continuing to advise and assist Zentalis in my future role."

"I am excited to join the Zentalis team at this pivotal time as we are progressing the clinical development of azenosertib into registration-intent studies," said Mr. Bucher. "I particularly look forward to working with Julie, and the rest of Zentalis’ seasoned leadership team, to build the Company’s infrastructure to support the late-stage development and potential product launch.”

Prior to Harpoon Therapeutics, Mr. Bucher served as Executive Vice President and General Counsel and Head of Human Resources at Eliem Therapeutics, where he was a key founding member of the leadership team responsible for all legal affairs and corporate strategy, including the execution of three private placements and the company's initial public offering. He also served as Executive Vice President and General Counsel at Alder Biopharmaceuticals, where he supported launch preparations for Vyepti® and subsequently played a leading role in the company’s $2.4 billion acquisition by Lundbeck, and a senior legal position at Exelixis, where he oversaw more than $1 billion in capital raising transactions. Earlier in his career, Mr. Bucher was a Partner at Shearman & Sterling LLP (now known as A&O Shearman), where he advised companies on a wide range of corporate and securities matters. He earned his JD with distinction from Emory University School of Law and holds a BA in Biology and Political Science from Colgate University. Mr. Bucher is licensed to practice law in Washington, California, New York, District of Columbia, and Georgia.

About Zentalis Pharmaceuticals
Zentalis® Pharmaceuticals, Inc. is a clinical-stage biopharmaceutical company developing azenosertib (ZN-c3), a potentially first-in-class and best-in-class WEE1 inhibitor for patients with Cyclin E1-positive platinum-resistant ovarian cancer (PROC). Azenosertib is being evaluated as a monotherapy and in combination across multiple tumor types in clinical trials and has broad franchise potential. In clinical trials, azenosertib has been well tolerated and has demonstrated anti-tumor activity as a single agent across multiple tumor types. The Company is also leveraging its extensive experience and capabilities to translate its science to advance research on additional areas of opportunity for azenosertib outside PROC. Zentalis has operations in San Diego.

For more information, please visit www.zentalis.com. Follow Zentalis on LinkedIn at www.linkedin.com/company/zentalis-pharmaceuticals

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the potential for azenosertib to be first-in-class and best-in-class; the potential for our studies to be registrational; the potential benefits of azenosertib, including the potential for azenosertib to be an important treatment option for patients with ovarian cancer; the Company’s plans to build shareholder value; expected changes to and contributions from the Company’s leadership team; the potential for azenosertib to be commercialized; the broad franchise potential of azenosertib; and the potential to advance research on additional areas of opportunity for azenosertib outside PROC. The terms “advance,” “build,” “continue,” “intent,” “look forward,” “opportunity,” “potential,” and “will” and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our substantial dependence on the success of azenosertib; our plans, including the costs thereof, of development of companion diagnostics; the outcome of preclinical testing and early trials may not be predictive of the success of later clinical trials; failure to identify additional product candidates and develop or commercialize marketable products; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; our product candidates may cause serious adverse side effects; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel, and risks relating to management transitions; significant costs as a result of operating as a public company; and the other important factors discussed under the caption “Risk Factors” in our most recently filed periodic report on Form 10-K or 10-Q and subsequent filings with the U.S. Securities and Exchange Commission (SEC) and our other filings with the SEC. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

ZENTALIS® and its associated logo are trademarks of Zentalis and/or its affiliates. All website addresses and other links in this press release are for information only and are not intended to be an active link or to incorporate any website or other information into this press release.

Contact:
Aron Feingold
VP, Investor Relations & Corporate Communications
ir@zentalis.com